SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549





                    FORM 8-K

                        CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): June 30, 1998



                  PILGRIM'S PRIDE CORPORATION
         (Exact name of registrant as specified in its charter)



                 DELAWARE           1-9273              75-1285071
      (State or other jurisdiction (Commission        (IRS Employer
        of incorporation)       File Number)        Identification No.)


                              110 SOUTH TEXAS STREET
                              PITTSBURG, TEXAS 75686-0093
           (Address of principal executive offices) (ZIP Code)


      Registrant's telephone number, including area code: (903) 855-1000

                             ITEM 5.  OTHER EVENTS

    On June 30, 1998, (i) the stockholders of Pilgrim's Pride Corporation (the "Company") approved an amendment (the "Amendment") to the Company's Certificate of Incorporation which would reclassify the Company's common stock, par value $.01 per share, outstanding immediately prior to the filing of the Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware effecting the Amendment (the "Former Common Stock") as Class B Common
 Stock, par value $.01 per share (the "Class B Common Stock"), authorize a new Class A Common Stock, par value $.01 per share (the "Class A Common Stock" and, together with the Class B Common Stock, the "Common Stock"), increase the number of shares of the Company's authorized capital stock and establish the rights, powers and limitations of the Class A Common Stock and the Class B Common Stock, and (ii) the Company filed a Certificate of Amendment to its
Certificate of Incorporation with the Secretary of State of Delaware effecting the Amendment. The Company's authorized capital stock now consists of 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), 100,000,000 shares of Class A Common Stock and 60,000,000 shares of
                             Class B Common Stock.

    Under the Amendment, each outstanding share of the Company's Former Common Stock was reclassified into one share of Class B Common Stock. The Class B
 Common Stock has substantially the same rights, powers and limitations of the Former Common Stock, except that each share of Class B Common Stock entitles the holder thereof to 20 votes except as otherwise provided by law. As more fully described below and in the Certificate of Amendment attached hereto as
 Exhibit 4 and incorporated herein by reference, each share of the new Class A Common Stock will be substantially identical to the shares of Class B Common Stock, except that each share of Class A Common Stock will entitle the holder thereof to one vote on any matter submitted for a stockholder vote.

     The following summary of the Common Stock should be read in conjunction with, and is qualified in its entirety by reference to, the Certificate of
                                  Amendment.

    IDENTICAL RIGHTS. Except as otherwise expressly provided in the Company's Certificate of Incorporation, as amended, all shares of the Common Stock will be identical and will entitle the holders of the Common Stock to the same rights and privileges.

     DIVIDENDS. Subject to the prior rights and preferences of the Preferred Stock, if any, the holders of record of the Common Stock will be entitled to receive such dividends as may be declared by the Board of Directors out of any funds of the Company, except that (i) if dividends are declared that are payable in shares of Common Stock, such stock dividends will be payable at the same rate on each class of Common Stock and will be payable in shares of Class
  A Common Stock to holders of Class A Common Stock and in shares of Class B
   Common Stock to holders of Class B Common Stock and (ii) if dividends are declared that are payable in shares of common stock of another company, then such shares may differ as to voting rights to the extent that voting rights differ among the Class A Common Stock and the Class B Common Stock.

          STOCK SPLITS. The Company will not subdivide, by stock split, reclassification, stock dividend, recapitalization or other subdivision, or combine the outstanding shares of one class of Common Stock unless the outstanding shares of both classes of Common Stock are capable of being proportionately subdivided or combined.

        LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Company available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution or winding-up of the Company, as such terms are used herein, will not be deemed to be occasioned by or to include any consolidation or merger of the Company with or into any other company or companies or other entity or a sale, lease, exchange or conveyance of all or a part of the assets of the Company.

    VOTING RIGHTS. The holders of shares of the Class A Common Stock and the Class B Common Stock will vote as a single class on all matters submitted to a vote of the stockholders, with each share of Class A Common Stock entitled to 1 vote and each share of Class B Common Stock entitled to 20 votes, except as otherwise provided by law.
   CONSIDERATION ON MERGER, CONSOLIDATION, BUSINESS COMBINATION. In any merger, consolidation or business combination, the consideration to be received per share by the holders of Class A Common Stock and Class B Common Stock will be identical for each class of stock, except that in any such transaction in which shares of common stock are to be distributed, such shares may differ as to voting rights to the extent that voting rights differ among the Class A Common
                      Stock and the Class B Common Stock.

   PREEMPTIVE RIGHTS; SUBSCRIPTION RIGHTS; CUMULATIVE VOTING. Stockholders of the Company will not be entitled to preemptive or subscription rights or to cumulative voting.

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                                (c)  EXHIBITS.

                                     EXHIBIT
                        NUMBER                DESCRIPTION

        4 --  Certificate of Amendment of Certificate of Incorporation of the
                                               Company.

             20 --   Press Release of the Company, dated June 30, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PILGRIM'S PRIDE CORPORATION



        Date:   June 30, 1998               By:  /S/ RICHARD A. COGDILL
                                                  Richard A. Cogdill
          Executive Vice President, Chief Financial Officer, Secretary and
                                                          Treasurer

                                 EXHIBIT INDEX

                                       EXHIBIT
                         NUMBER                  DESCRIPTION

          4  --    Certificate of Amendment of Certificate of Incorporation of
                                            the Company.

             20  --    Press Release of the Company, dated June 30, 1998.

                                   EXHIBIT 4

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                          PILGRIM'S PRIDE CORPORATION

      Pilgrim's Pride Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

      ()    The amendment to the Corporation's Certificate of Incorporation set
forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      ()    Article Fourth of the Corporation's Certificate of Incorporation is
amended to read in its entirety as follows:

            "FOURTH:

          AUTHORIZED SHARES

            The total number of shares of stock which the Corporation shall have authority to issue is 165,000,000 shares, consisting of the following:

                  (1) 100,000,000 shares of Class A common stock, par value $.01 per share (the "Class A Common Stock");

                  (2) 60,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"); and

                  (3) 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

            Upon the filing of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), and without any further action on the part of the Corporation or its stockholders, each share of the
          Corporation's common stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Time (the "Existing Common Stock"), including shares held in the treasury of the Corporation, shall be automatically reclassified, changed, and converted into one fully paid and nonassessable share of Class B Common Stock, par value $.01 per share. Any stock certificate that, immediately prior to the Effective Time, represents shares of the Existing Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Class B Common Stock equal to the number of shares of the Existing Common Stock represented by such certificate prior to the Effective Time.

          DESIGNATIONS, PREFERENCES, ETC. OF THE CAPITAL STOCK

            The designations, preferences, powers, qualifications, and special or relative rights or privileges of the capital stock of the Corporation shall be as set forth below.

      COMMON STOCK

            (1) IDENTICAL RIGHTS. Except as herein otherwise expressly provided, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

            (2)   DIVIDENDS ON THE COMMON STOCK.

                  ()    Subject  to the prior rights and preferences, if  any,
                applicable to shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Corporation's board of directors (the "Board of Directors") at any time and from time to time out of any funds of the Corporation legally available therefor, except that (i) if dividends are declared that are payable in shares of Common Stock, then such stock dividends shall be payable at the same rate on each class of Common Stock and shall be payable only in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock and
                (ii) if dividends are declared that are payable in shares of common stock of another corporation, then such shares may differ as to voting rights to the extent that voting rights now differ among the Class A Common Stock and the Class B Common Stock.

                  (b) Dividends payable under this subparagraph (2) shall be paid to the holders of record of the outstanding shares of Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any shares of Common Stock issued as a dividend pursuant to this subparagraph (2) shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges.

                  (c) Notwithstanding anything contained herein to the contrary, no dividends on shares of Common Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation at any time that such declaration, payment or setting apart is prohibited by applicable law.

            (3) STOCK SPLITS RELATING TO THE COMMON STOCK. The Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization or otherwise) or combine the outstanding shares of one class of Common Stock unless the outstanding shares of both classes of Common Stock shall be proportionately subdivided or combined.

            (4) LIQUIDATION RIGHTS OF THE COMMON STOCK. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this subparagraph
          (4), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

            (5)   VOTING RIGHTS OF THE COMMON STOCK.

                  (a) The holders of the Class A Common Stock and the Class B Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders, with each share of Class A Common Stock being entitled to one (1) vote and each share of Class B Common Stock being entitled to twenty (20) votes, except as otherwise provided by law.

                  (b) No holder of Common Stock shall be entitled to preemptive or subscription rights.

            (6) CONSIDERATION ON MERGER, CONSOLIDATION, ETC. In any merger, consolidation, or business combination, the consideration to be received per share by the holders of Class A Common Stock and Class B Common Stock must be identical for each class of stock, except that in any such transaction in which shares of common stock are to be distributed, such shares may differ as to voting rights to the extent that voting rights now differ among the Class A Common Stock and the Class B Common Stock.

          PREFERRED STOCK

            Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation. The Board of Directors of the
          Corporation is hereby expressly authorized, subject to the limitations provided by law, to establish and designate series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the relative powers, rights, preferences and limitations of the shares of each series and the variations in the relative powers, rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series."

      IN  WITNESS  WHEREOF,  Pilgrim's  Pride  Corporation   has   caused  this
Certificate to be executed by Lonnie A. Pilgrim, its authorized officer, on this 30th day of June, 1998.

                                    PILGRIM'S PRIDE CORPORATION



                                    / S / LONNIE A. PILGRIM
                                                                        Lonnie
                                         A. Pilgrim, Chairman of the Board of
                                         Directors and Chief Executive Officer

                                                      EXHIBIT 20